UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

This Current Report on Form 8-K (this "Report") is being filed by SPAR Group, Inc. (the "Corporation", "SGRP" or the "Registrant") with the Securities and Exchange Commission ("SEC"). The Corporation's 2019 Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on April 14, 2020, (the "2019 Annual Report"), and SGRP's definitive Proxy Statement and the supplemental materials respecting its Special Meeting of Stockholders held on April 30, 2020 (the "2020 Special Meeting Proxy Statement"), which SGRP filed with the SEC on April 3, 2020.

Item 5.07.     Submission of Matters to a Vote of Security Holders

The Corporation held a Special Meeting of Stockholders on April 30, 2020 (the "2020 Special Meeting"), for those who were stockholders of SGRP at the close of business on February 24, 2020 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 21,102,335 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock"). At the 2020 Special Meeting, Record Date stockholders holding 16,828,353 shares (approximately 79.8%) of SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of SGRP Common Stock held by such stockholder on the Record Date, and the holders of SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2020 Special Meeting.

At the 2020 Special Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) To consider and approve the stockholder proposed Amendment No. 2 to SGRP's current By-Laws that would require the Board to have a majority of "Independent Directors" as newly defined in the proposed amendment; (ii) To consider and grant authority to the Board to increase the size of the Board without further stockholder action if the Board deems it reasonably necessary for majority board independence; (iii) To consider, ratify and approve the Board's adoption of the 2020 Plan; and (iv) To consider and vote on the stockholder proposal to increase the size of the Board by one additional director if no vacancy then exists on the Board and to elect James R. Brown Sr. as a Director of SGRP to serve until the next annual meeting of stockholders and until his successor is elected and qualified.

To the greatest extent permitted by applicable law and SGRP's By-Laws (to the extent not inconsistent with applicable law): (i) proxies with no specific voting instructions on a matter (including broker non-votes and unchecked boxes) will be voted by the proxy agent as provided on the proxy (and when then voted are not considered Inconclusive Votes as defined below); (ii) inconclusive votes (i.e., multiple boxes checked, and the like) respecting any candidate or matter are not counted as votes "FOR" or "AGAINST" (each an " Inconclusive Vote"); (iii) Abstentions and Inconclusive Votes are considered a vote but not counted as votes cast with respect to any matter; and (iv) and consequently Inconclusive Votes and abstentions will have no effect on the vote on such matter.  Inconclusive Votes and abstentions do not affect any director removal since an affirmative majority of stockholder shares is required.

(i) To consider and approve the stockholder proposed Amendment No. 2 to SGRP's current By-Laws that would require the Board to have a majority of "Independent Directors" as newly defined in the proposed amendment: (* includes 2,935,178 shares covered by broker proxies with unspecified votes for this matter that were completed in accordance with the proxy by the designated proxy agent)

For	Against	Abstain

13,332,695	3,486,061*	9,597

(ii) To consider and grant authority to the Board to increase the size of the Board without further stockholder action if the Board deems it reasonably necessary for majority board independence:

For	Against	Abstain

1,219,087	15,591,974	17,292

(iii) To consider, ratify and approve the Board's adoption of the 2020 Plan: (* includes 2,935,178 shares covered by broker proxies with unspecified votes for this matter that were completed in accordance with the proxy by the designated proxy agent)

For	Against	Abstain

3,249,637*	13,503,255	75,461

(iv) To consider and vote on the stockholder proposal to increase the size of the Board by one additional director if no vacancy then exists on the Board and to elect James R. Brown Sr. as a Director of SGRP to serve until the next annual meeting of stockholders and until his successor is elected and qualified: (* includes 2,935,178 shares covered by broker proxies with unspecified votes for this matter that were completed in accordance with the proxy by the designated proxy agent)

For	Against	Abstain

8,209,359	8,598,541*	20,453

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

The 2019 Annual Report includes a new Risk Factor respecting the coronavirus: Any outbreaks or rapid spread of such a contagious disease, or the fear of it, could significantly disrupt the retail operations of or the global and domestic supply chains for our customers, and our work for them, and could adversely affect the economies and financial markets of many countries, resulting in an economic downturn that could materially and adversely affect retail business and demand. Any of those events may change or disrupt the needs or demands of the Company's customers and could have a material and adverse effect on the Company or its business, performance or condition. See Risk Factors in the 2019 Annual Report.

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue", "plan", "project", or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Company's failure to comply with Nasdaq's continued listing requirements, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: May 1, 2019	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer